UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a – 101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Evolution Petroleum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVOLUTION PETROLEUM CORPORATION

2500 CityWest Boulevard, Suite 1300

Houston, Texas 77042

October 29, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Evolution Petroleum Corporation (formerly known as Natural Gas Systems, Inc.) (the “Company”). The meeting will be held at the Company’s offices at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042 at 10 a.m., local time, on Tuesday, December 4, 2007. If you plan to attend, please notify us at 713-935-0122.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes three items to be voted on by our stockholders. At the Meeting, I will also report on the Company’s current operations and will be available to respond to questions from stockholders. Recording devices will not be permitted in the meeting.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

I hope you will join us.

Sincerely,

/s/ Robert S. Herlin
Robert S. Herlin, President and Chief
Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 4, 2007

Notice is hereby given to the holders of common stock of Evolution Petroleum Corporation (formerly known as Natural Gas Systems, Inc.) (the “Company”) that the Annual Meeting of Stockholders will be held at the Company’s offices at 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042, on Tuesday, December 4, 2007, at 10 a.m., local time, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

(1)	To elect five directors;

(2)	To amend and restate the Company’s 2004 Stock Plan;

(3)	To ratify the appointment of Hein & Associates, LLP as independent auditors of the Company for the fiscal year ending June 30, 2008; and

(4)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only those stockholders of record at the close of business on October 15, 2007 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting, and for ten days before the Annual Meeting at the Company’s offices.

By Order of the Board of Directors

Houston, Texas
October 29, 2007

/s/ Sterling H. McDonald
Sterling H. McDonald
Vice President, Chief Financial Officer
and Treasurer

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

ANNUAL MEETING OF STOCKHOLDERS

to be held on December 4, 2007

PROXY STATEMENT

This Proxy Statement accompanies the Notice (the “Notice”) of the Annual Meeting of Stockholders of Evolution Petroleum Corporation, a Nevada corporation (hereinafter, “us”, “we” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2007 Annual Meeting of Stockholders to be held at 10 a.m., local time, at our Company’s offices at 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042, on Tuesday, December 4, 2007, and at any postponement or adjournment thereof.

The Company’s Annual Report for the Fiscal Year ended June 30, 2007 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent to our stockholders on or about October 29, 2007.

The solicitation of proxies by the Board of Directors will be conducted primarily by mail. Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, email, or facsimile communication. These officers, directors and employees will not receive any compensation for these services. The costs of solicitation will be borne by the Company.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which is the election of directors, amendment of our stock option plan, and the ratification of the appointment of our independent auditors. In addition, management will report on our performance during the fiscal year ended June 30, 2007, which we refer to as fiscal 2007, and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on October 15, 2007 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to the election of directors, the five nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each other matter to be presented, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter.

Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of outstanding shares of our common stock at our Annual Meeting shall constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum. On October 15, 2007, the record date, there were 26,776,234 shares of our common stock issued and outstanding and such shares are the only shares entitled to vote at the Annual Meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of the Proposals in this Proxy Statement. In summary, the Board recommends a vote FOR election of the directors named in this Proxy Statement (see Proposal I), FOR the amendment and restatement of the Company’s 2004 Stock Plan (see Proposal II), and FOR the ratification of the appointment of Hein & Associates LLP as our independent auditors (See Proposal III).

The proxy holders will vote in their discretion with respect to any other matter that properly comes before the Annual Meeting.

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the instructions indicated on the proxy and IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED (1) “FOR” THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

A stockholder who has returned a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to Evolution Petroleum Corporation a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042, Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

The Bylaws of our company provide that the Board of Directors shall consist of a minimum of one member. The size of the Board of Directors is currently set at five members. Each director shall hold office until the next annual meeting of stockholders following his election and thereafter until his successor is elected and qualified.

The following is information concerning the nominees for election.

Nominees

Name	Age	Principal Occupation

Laird Q. Cagan

49            Mr. Cagan has served on our Board of Directors, is our co-founder, and has served as our Chairman since May 2004. Mr. Cagan is a co-founder and, since 2001, has been Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank based in Cupertino, California. Since 2004, Mr. Cagan has also been a Managing Director of Chadbourn Securities, Inc., a NASD licensed broker-dealer. He also continues to serve as President of Cagan Capital, LLC, a merchant bank he formed in 1990, the operation of which transitioned into CMCP. Mr. Cagan serves on the Board of Directors of the following companies: American Ethanol Inc, an ethanol company headquartered in Chicago, Illinois (since 2006, where Mr. Cagan is also a co-founder); Pacific Asia Petroleum, a New York-based public company involved in the acquisition, exploration, development, and production of coal bed methane, natural gas and oil resources in China (since 2007, where Mr. Cagan was also a co-founder, CEO and President of Advanced Drilling Services, an entity that merged with Pacific Asia Petroleum in 2007); WorldSage, Inc., a Cupertino, California-based public development stage company focused on acquiring for-profit, post-secondary educational companies (since 2006); Fortes Financial Corporation, an Irvine, California-based development stage company creating a mortgage bank (since 2007); and TWL Corporation, a Carrollton, Texas-based publicly-traded workplace training and education company (since 2007). Mr. Cagan attended M.I.T. and received his BS and MS degree in engineering, and his MBA, all from Stanford University. Please also see “Certain Relationships and Related Transactions.”

Robert S. Herlin

52            Mr. Herlin has been President, Chief Executive Officer and a Director of our company since May 2004. Prior to the merger of Natural Gas Systems, Inc. (“Old NGS”) into our company, Mr. Herlin served as President, Chief Executive Officer and Director of Old NGS. He is responsible for all of our operations, development of our business model, identifying acquisitions of applicable oil and gas properties, developing our operating team and creating, establishing and maintaining industry partnerships. Mr. Herlin has 23 years of experience in energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003, Mr. Herlin has also served as a Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief Financial Officer of Intercontinental Towers Corporation, an international wireless infrastructure company. From 1997 to 2001, he was employed at Benz Energy, Inc., an oil and gas company, most recently as President. Mr. Herlin also serves on the Board of Directors of Boots and Coots Group, an oil field services company. Mr. Herlin graduated with honors from Rice University with

B.S. and M.E. degrees in chemical engineering and earned an MBA from Harvard University.

William Dozier

55            Mr. Dozier has served as a director of our company since December 2005. Mr. Dozier is an independent consultant based in Tulsa and Houston since 2005. From 1992 to 2005, Mr. Dozier served as Vice President of Operations, and most recently as Senior Vice President for Business Development, for Vintage Petroleum, a large publicly traded independent oil and gas company recently acquired by Occidental Petroleum. From 1983 to 1992, he was Manager of Operations Engineering for Santa Fe Minerals. Mr. Dozier began his career with Amoco Production in 1975, working in all phases of production, reservoir evaluations, drilling and completions in the Mid-Continent and Gulf Coast areas. He is a licensed petroleum engineer with a B.S. Degree in Petroleum Engineering from the University of Texas. Mr. Dozier serves as Chairman of our Compensation Committee.

Gene Stoever

69            Mr. Stoever has served as a director of our company since May 2004. In 1993, Mr. Stoever retired from KPMG Peat Marwick after 32 years of service, including 24 years as a partner. Since 1994, he has acted as an independent consultant. From 1999 to 2004, he served as a trustee of the Sterling Diagnostic Imaging and SDI Liquidating Trust, and from 2001 to 2005 he served as a Director of Exopack, LLC, a flexible packaging company. He also serves as a director and Chairman of the Audit Committee of Propex Fabrics, Inc., a global provider of woven and non-woven polypropylene products, and Orion Marine Group, a global marine contractor. Mr. Stoever earned his B.B.A. degree in accounting with honors from the University of Texas at Austin, is a Certified Public Accountant in the State of Texas and is a current member of the Texas Society of Public Accountants. Mr. Stoever serves as Chairman of our Audit Committee.

E. J. DiPaolo

54            Mr. DiPaolo has served as a director of our company since May 2004. Mr. DiPaolo has served as an Energy Advisor to Growth Capital Partners, L.P., an investment banking company, since 2003. From 2002 to the present, Mr. DiPaolo has served as an independent energy producer. From 1976 to 2002, Mr. DiPaolo was with the Halliburton Company, most recently as Group Senior Vice President of Global Business Development, where he was responsible for the management of overall customer relationships with the companies within Halliburton’s upstream businesses, including Halliburton Energy Services, Brown and Root Energy Services, and Landmark Graphics and Wellstream. Previously, Mr. DiPaolo was the North American Regional Vice President and Far East Regional Vice President for Halliburton, accountable for the overall operation of Halliburton Energy Services in those regions. Mr. DiPaolo also serves on the Board of Directors of Boots and Coots Group, an oil field services company, and Edgen Corporation, a pipe distribution company. He received his undergraduate degree in agricultural engineering from West Virginia University in 1976 where he currently serves on the Advisory Board of the College of Engineering. Mr. DiPaolo serves as Chairman of our Nominating Committee.

We believe that the nominees will be available and able to serve as directors. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

NOMINEES FOR ELECTION AS DIRECTORS.

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of our company are under the general management of our Board of Directors as provided by the laws of Nevada and our Bylaws. We have standing Audit, Compensation and Nominating Committees of the Board of Directors. The Board of Directors held four meetings during fiscal 2007. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings held by all committees of the Board on which he served during fiscal 2007. The Company currently has no formal policy with respect to the attendance of members of the Board of Directors at annual meetings. One Director, Mr. Herlin, attended our 2006 annual meeting.

Director Independence

In accordance with the American Stock Exchange rules, the Board of Directors affirmatively determines the independence of each director in accordance with the American Stock Exchange listing standards. The Board has determined that Messrs. William Dozier, E.J. DiPaolo and Gene Stoever are each independent non-employee directors with no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee

The Board of Directors has instructed the Audit Committee to meet periodically with our management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss our financial statements, recommend to our board the independent auditors to be retained, and receive and consider the auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. A copy of the written charter adopted by the Board of Directors for the Audit Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. The Audit Committee is composed of Mr. Gene Stoever, Chairman, and Messrs. E.J. DiPaolo and William Dozier. Each member of the Audit Committee is “independent,” as such term is defined in the listing standards for companies listed on the American Stock Exchange. Each member of the Audit Committee also satisfies the Securities and Exchange Commission’s additional independence requirements for members of audit committees. The Board has determined that Mr. Stoever is an “audit committee financial expert” as defined under Item 401(e)(2) of Regulation SB of the Securities Act of 1933. The Audit Committee met four times during fiscal 2007.

Compensation Committee

The Compensation Committee is authorized to review annual salaries and bonuses of our officers and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock plan. In addition, the Compensation Committee recommends to the full Board the compensation of our Chief Executive Officer. The members of the Compensation Committee consist of Mr. Dozier, Chairman, and Messrs. Stoever and DiPaolo. A copy of the written charter adopted by the Board of Directors for the Compensation Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. Each member of the Compensation Committee is “independent,” as such term is defined in the listing standards for companies listed on the American Stock Exchange. The Compensation Committee met seven times during fiscal year 2007.

Nomination of Directors

The Nominating Committee, the members of which are currently Mr. DiPaolo, who serves as Chairman and Messrs. Stoever and Dozier, is responsible for identifying, screening, and recommending qualified candidates to serve on our Board of Directors. A copy of the written charter adopted by the Board of Directors for the Nominating Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. Pursuant to its charter, the Nominating Committee is directed, among other things, to: develop and recommend to the Board specific guidelines and criteria for selecting nominees to the Board; formulate a process to identify and evaluate candidates to be recommended; review periodically compensation programs for non-employee directors and make   recommendations for changes when appropriate; and evaluate the performance of   incumbent members of the Board to determine whether to recommend such persons for re-election. Each member of the Nominating Committee is “independent,” as defined in the listing standards for companies listed on the American Stock Exchange. Because the Nominating Committee was only recently formed, it has not yet held any meetings, although all of the members approved the appointment of the director nominees.

It is our policy that the Nominating Committee consider recommendations for the nomination of directors submitted by our significant, long-term stockholders (generally, stockholders that have beneficially owned more than 5% of our outstanding shares for at least two years). The Nominating Committee will give consideration to such recommendations that have been submitted in accordance with procedural requirements adopted by the Nominating Committee. All such stockholder nominating recommendations must be in writing, addressed to the Nominating Committee, care of the Secretary at Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300, Houston, TX 77042. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. Stockholders wishing to recommend nominees for election as directors at an annual meeting should submit such recommendation, together with any relevant information that they wish the Nominating Committee to consider, no later than 120 days prior to such annual meeting of stockholders.

In addition to the foregoing, stockholders may nominate directors for election without consideration by the Nominating Committee so long as we are provided with proper notice of such nomination, which notice includes all the information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including the consent to serve as a director.

Code of Ethics

We have adopted a formal code of conduct that applies to all of our employees, officers and directors. You can access the latest copy of our Code of Business Conduct and Ethics on our website, www.evolutionpetroleum.com.

Stockholder Communications with the Board

Any stockholder can communicate with all directors or with specified directors by sending a letter to our Secretary at the address set forth under “Stockholder Proposals,” below. All such letters will be forwarded to the entire Board or to the directors specified by the stockholder.

Compensation of Directors

Our outside directors receive compensation for serving on the board and for serving as committee members. Robert S. Herlin, who serves as our Chief Executive Office and Laird Q. Cagan, our Chairman and a major stockholder, receive no additional compensation for serving as a director or committee member. However, Mr. Cagan is a Managing Partner of Cagan McAfee Capital Partners (“CMCP”), which is paid $5,000 per month for general financial and advisory services including those provided by Mr. Cagan.

Before December 2006, outside directors were paid a retainer of $25,000 per fiscal year. We also reimbursed our outside directors for any direct expenses they incurred in their capacity as directors. Outside directors also were each awarded an initial option for the purchase of 100,000 shares of common stock, exercisable at the market price at the time of authorization. The outside directors subsequently were issued additional, smaller awards of options. The initial compensation package for outside directors was structured to more heavily weight non-cash compensation, and was based on anecdotal information for other microcap public companies similarly cash constrained. No formal outside survey was conducted prior to reaching the initial negotiated compensation package. Prior to the adoption of the new director compensation plan in December 2006, our board approved a grant of 12,414 shares of restricted stock to each of our three outside independent directors to reflect compensation for fiscal 2006. The awards were unanimously approved by all directors, including the non-independent directors. These restricted shares vest pro rata over four quarterly periods from the date of grant.

In December 2006, the board approved a new compensation plan for outside directors. Under our new director compensation plan, our outside directors are paid a retainer of $24,000 per fiscal year, plus meeting fees of $1,000 per day for board and committee meetings attended in person and $500 per day for those meetings attended telephonically, with a maximum of one fee paid per day in total. The Chair of the Audit Committee is paid an additional retainer of $12,000 per annum and the Chair of the Compensation Committee is paid an additional retainer of $7,500 per annum. In addition to the cash retainers and fees, the outside directors receive a payment of restricted stock with a fair market value of $36,000 per annum awarded as of the date of each annual stockholders meeting. These shares of restricted stock vest pro rata over four quarterly periods from the date of grant. We also reimburse our non-employee directors for any direct expenses they incur in their capacity as directors, generally limited to travel costs related to board or committee meetings.

Prior to adopting this new compensation plan for outside directors in December 2006, the Board of Directors requested that Mr. Herlin prepare a proposal for a more competitive compensation package for the outside directors. Accordingly, data on compensation paid to outside directors for companies comparable to Evolution Petroleum was collected by size and energy focus. This research led to the proposed, more competitive package that incorporated greater use of cash to compensate the outside directors for their time and effort and included restricted stock in the place of stock options to align a portion of the outside directors’ compensation with the long-term interests of stockholders. Each of the components of the proposed plan generally fell within the ranges observed in the comparable companies with observed annual retainers ranging from $6,000 to $36,000, audit chair retainers of $2,500 to $15,000, compensation committee chair retainers of $1,500 to $12,000, meeting fees of $500 to $2,500, and annual equity awards ranging up to $50,000 of restricted stock.

The chairman of our board, Mr. Cagan, who is not subject to the proposed compensation, led the discussion by the Board of Directors regarding the proposed compensation for outside directors and the research it was based upon as well as additional data gathered by board members and discussed the proposal in detail. The non-independent members of the board of directors, not being subject to the proposed compensation, modified and then approved the new outside director compensation proposal.

Mr. Cagan earns compensation from our company through his relationship with our financial advisor, CMCP and placement agent (Chadbourn Securities, Inc.). In addition, in the past we have reimbursed CMCP for the costs of legal services performed by staff members of CMCP under the direction of our previous general counsel. We ceased obtaining such legal services from CMCP at the end of calendar year 2006. We also reimburse Mr. Cagan for documented travel expenses he incurs from time to time directly on our behalf. Please see “Certain Relationships and Related Transactions.”

The following table sets forth a summary of the compensation the Company paid to its directors in fiscal 2007:

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards ($)	Non-equity incentive plan comp. ($)	Changes in pension value and nonqualified comp. earnings ($)	All other comp. ($)	Total ($)

Laird Q. Cagan (1)	$60,000	-		-	-	-	-	$60,000
Robert S. Herlin (2)	na	na		na	na	na	na	na
William Dozier (3)	$32,250	$36,000	(4)	-	-	-	$2,058	$70,308
Gene Stoever (3)	$33,500	$36,000	(4)	-	-	-	-	$69,500
E. J. DiPaolo (3)	$28,000	$36,000	(4)	-	-	-	-	$64,000

(1) Includes fee paid to CMCP for all services rendered.

(2) Please see table for Officers’ compensation for Mr. Herlin, who does not receive any additional compensation for his services as a member of the Board of Directors.

(3) Based on four (4) meetings of the Board of Directors, four (4) meetings of the audit committee and seven (7) meetings of the compensation committee, but limited to one meeting fee per calendar day.

(4) Equivalent to 12,414 shares of restricted common stock based on the closing stock price on the issuance date, subject to vesting over one year in four (4) equal tranches.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that with respect to the fiscal year ended June 30, 2007, all the Reporting Persons complied with all applicable Section 16 filing requirements.

Beneficial Owners of More Than Five Percent of Our Company’s Common Stock; Shares Held by Directors and Executive Officers

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of October  15, 2007 by (1) each person who is known by us to beneficially own more than five percent of our common stock; (2) each director  and nominee for director; (3) each of the named executive officers listed in the Summary Compensation Table below under the caption “Executive Compensation”; and (4) all executive officers and directors as a group. Shares of common stock that are subject to outstanding options and warrants that are presently exercisable  or exercisable by December 14, 2007 are deemed to be outstanding for purposes of   computing the percentage ownership of the holder of the options and warrants,   but not for any other person. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable.

Security Ownership of Certain Beneficial Owners and Management

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Robert S. Herlin (2)(3)	2,125,000	7.6%
Sterling H. McDonald (2)(4)	665,625	2.4%
Laird Q. Cagan (5)(6)	7,717,808	28.6%
E. J. DiPaolo (2)(7)	165,414	*
Gene Stoever (2)(8)	165,414	*
William Dozier (2)(9)	124,914	*
Daryl V. Mazzanti (2)(10)	403,125	1.5%
Eric A. McAfee, P2 Capital LLC and McAfee Capital LLC (5)(11)	5,217,500	19.4%
All executive officers and directors as a group (seven persons) (3)(4)(6)(7)(8)(9)(10)	11,367,300	38.4%

* Less than 1%

(1)        Based on 26,776,234 shares outstanding on October 15, 2007.

(2)        Address: c/o Evolution Petroleum Corporation, 2500 City West Boulevard, Suite 1300, Houston, Texas 77042.

(3)        Includes (i) 1,000,000 shares directly held by Mr. Herlin; (ii) 578,125 shares which are issuable upon exercise of options that are presently exercisable or exercisable by December 14, 2007; and (iii) 546,875 shares which are issuable upon exercise of warrants that are presently exercisable or exercisable by December 14, 2007.

(4)        Includes (i) 543,750 shares which are issuable upon exercise of options that are presently exercisable or exercisable by December 14, 2007; and (ii) 121,875 shares which are issuable upon exercise of warrants that are presently exercisable or exercisable by December 14, 2007.

(5)        Address: c/o Cagan McAfee Capital Partners, LLC, 10600 N. De Anza Blvd., Suite 250, Cupertino, California 95014.

(6)        Includes (i) 6,464,000 shares directly held by Mr. Cagan; (ii) 1,000,000 shares held in trust by Mr. Cagan’s two daughters; (iii) currently exercisable warrants to acquire up to 171,308 shares of our common stock held by Mr. Cagan issued in connection with services rendered through Chadbourn Securities as our placement agent;  and (iv) currently exercisable warrants to purchase up to 82,500 shares owned by Cagan McAfee Capital Partners, LLC (“CMCP”), out of a total of warrants to purchase up to 165,000 shares owned by CMCP, an entity in which Mr. Cagan owns a 50% interest and shares voting and dispositive power.

(7)        Includes (i) 12,414 shares of restricted stock directly held by Mr. DiPaolo; and (ii) 153,000 shares which are issuable upon exercise of options that are presently exercisable or exercisable by December 14, 2007.

(8)        Includes (i) 12,414 shares of restricted stock directly held by Mr. Stoever; and (ii) 153,000 shares which are issuable upon exercise of options that are presently exercisable or exercisable by December 14, 2007.

(9)        Includes (i) 12,414 shares of restricted stock directly held by Mr. Dozier; and (ii) 112,500 shares which are assumable upon exercise of options that are presently exercisable or exercisable by December 14, 2007.

(10)      Includes (i) 25,000 shares directly held by Mr. Mazzanti, and (ii) up to 209,375 shares which are issuable upon exercise of options that are presently exercisable or exercisable by December 14, 2007; and (iii) 168,750 shares which are issuable upon exercise of warrants that are presently exercisable or exercisable by December 14, 2007.

(11)      Includes (i) 790,000 shares directly held by Mr. McAfee, (ii) 1,750,000 shares held by P2 Capital LLC, an entity owned 50% by Marguerite McAfee (Mr. McAfee’s spouse) and 25% by each of Mr. and Mrs. McAfee’s minor children (over which shares Mrs. McAfee holds sole dispositive and voting power), (iii) 2,470,000 shares held by McAfee Capital, LLC, an entity owned 50% by each of Mr. and Mrs. McAfee (over which shares Mr. and Mrs. McAfee share voting and dispositive power), (iv) 125,000 shares owned by Berg McAfee Companies, LLC (out of a total of 250,000 shares owned by Berg McAfee Companies, LLC), an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power; and (v) currently exercisable warrants to purchase 82,500 shares owned by Cagan McAfee Capital Partners, LLC (out of a total of warrants to purchase 165,000 shares owned by CMCP), an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power.

Certain Relationships and Related Transactions

Laird Q. Cagan, the Chairman of our Board of Directors, is a Managing Director of CMCP. CMCP performs financial advisory services for us pursuant to a written agreement and is paid a monthly retainer. In addition, Mr. Cagan is a registered representative of Chadbourn Securities, Inc. (“Chadbourn”), our non-exclusive placement agent for private financings. Pursuant to the agreement between Mr. Cagan, Chadbourn and us, we pay Chadbourn a placement fee based on the amount of securities placed by Chadbourn. Effective as of December 1, 2005, we renegotiated our agreement with CMCP to reduce the monthly retainer fee from $15,000 per month to $5,000 per month and to change the placement fee from 8% of the gross equity proceeds and warrants equal to 8% of the shares placed by Chadbourn, to a cash fee of 8% for the first $1.0 million of gross proceeds, declining by 1% for each subsequent $1.0 million of gross proceeds raised (to a minimum fee of 4%), and warrants equal to 4% of the shares placed by Chadbourn. The retainer includes payment for the services of Mr. Cagan as Chairman of our Board of Directors. During the fiscal year ended June 30, 2007, we expensed and paid CMCP $60,000 in monthly retainers.

Executive Officers of the Company

Set forth below is information regarding our executive officers including their ages, positions with our company and principal occupations and employers for at least the last five years. For information concerning executive officers’ ownership of our common stock, see “Beneficial Owners of More Than Five Percent of our Company’s Common Stock; Shares Held by Directors and Executive Officers.”

For information regarding Robert S. Herlin, our President and Chief Executive Officer, see “Proposal I - Election of Directors.”

Sterling H. McDonald (58). Mr. McDonald joined Old NGS as Chief Financial Officer in 2003 and has served as our Chief Financial Officer since the merger of Old NGS into our company in May 2004. Since joining us, Mr. McDonald has also been responsible for our administrative functions. From 1999 to 2003, Mr. McDonald acted as an independent consultant and interim Chief Financial Officer to various companies. From 1997 to 1999, he served as Chief Financial Officer for PetroAmerican Services, a subsidiary of an integrated NYSE-traded oil and gas company. Previously, he served as Chief Financial Officer of PetroStar Energy, an exploration and production company, and Treasurer of Reading and Bates Corporation, a NYSE-traded international offshore drilling services, exploration and production company. Mr. McDonald holds an MBA, with highest academic achievement, from the University of Tulsa.

Daryl V. Mazzanti (45). Mr. Mazzanti joined our company as our Vice President of Operations in July 2005, to lead all of our oil and gas operations. From 1985 to 2005, Mr. Mazzanti was employed by Union Pacific Resources (UPR) and Anadarko Petroleum (the successor to UPR), where he managed operational, engineering and geotechnical teams responsible for oil and gas fields in Texas, Oklahoma, Louisiana, the Rockies and offshore Gulf of Mexico. His duties included overseeing up to 1,200 horizontal wells, optimizing artificial lift methods for a 750 well program and supervising multi-rig drilling and service programs. Mr. Mazzanti began his career in 1985 as a Development Engineer with Champlin Oil (the predecessor to UPR), where he was responsible for drilling, completion, workover, recompletion, reservoir analysis and surface facility optimization across Texas and offshore Gulf of Mexico Mr. Mazzanti holds a Bachelor of Science in Petroleum Engineering, with distinction, from the University of Oklahoma at Norman.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Determination of Executive Compensation

Compensation Objectives

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for the oversight and determination of compensation, including salaries, equity compensation and other benefits for our executive officers and senior management, and administers our 2004 Stock Plan and 2003 Stock Plan, as may be amended from time to time. The Committee delegates its authority for salary adjustments for other employees to the Chief Executive Officer. The primary objectives of the Company’s executive compensation program are to attract and retain key executives, to stimulate management’s efforts on our behalf in a way that supports our business plan and to align management’s incentives with the long-term interests of the Company and its stockholders.

Setting Executive Compensation

Committee meetings involving consideration of compensation adjustments and awards for executive officers (other than the chief executive officer) typically include the committee members and our Chief Executive Officer.  For compensation decisions relating to executive officers and senior management other than our Chief Executive Officer, the Chief Executive Officer typically makes recommendations and reviews them with the Committee.   The recommendations of the Chief Executive Officer are primarily derived from a review of each person’s achievements against the specific goals and objectives mutually set and approved by the Committee at the beginning of the fiscal year, as well as by market factors. Market factors include compensation being offered for equivalent positions by competitors, the overall relative contributions of the person, the future contributions expected and the difficulty in replacing the person should they choose to resign. The Committee then considers the recommendations from the chief executive officer. The Committee meets in executive session outside of the presence of any senior executive officer to determine the amount, form and terms of compensation for the Chief Executive Officer.

The recommendations of the Chief Executive Officer and considerations of the Committee are heavily influenced by the (i) findings and recommendations of the compensation consultant employed by the Committee, and (ii) specific and localized market conditions directly affecting the Company’s ability to recruit new staff and retain existing staff. The findings of the compensation consultant included surveys of relevant peer groups, as determined by industry and size. The current practice of the Committee and Chief Executive Officer is to set base pay near the average of the peer groups and more heavily weight total compensation towards short term and long term variable components.

With the exception of significant promotions and new hires, we review compensation, including equity awards, annually following the report of our independent audit of the financial results for the prior year.  Equity awards are generally made at the same time, following adoption of the policy in 2006 that all employees would be evaluated for base salary adjustments, awards of long term incentives, determination of short term incentive awards and setting of objectives for future short term awards. This timing enables us to consider full, prior year audited performance by the Company and the potential recipients against our expectations. As part of the policy adopted in 2006, all grants to newly hired employees are effective on the latter of the employee’s first day of employment or upon authorization of the grant by the Board of Directors upon the recommendation of the Committee.  The exercise price of stock options is based upon the grant date fair market value, which is the closing market price of our common stock on the date of grant.

The Committee has engaged Thomas J. Reno & Associates, Inc. (“Reno”) as its independent compensation consultant for fiscal 2008.  The role of the compensation consultant is to provide the Committee with information on competitive practices and pay levels and to advise the Compensation Committee on executive compensation issues. The consultant recommended pay level ranges for the three executive officers for fiscal 2008 base pay as well as long term and short term incentives. His report (the “Reno Report”) also provided context for determining fiscal 2007 short term cash bonuses.

For his report, Reno conducted a competitive market analysis based on data of companies in the Energy industry with annual revenue of less than $41 million and active in similar geographic areas and industry segment. The Company had no input into the selection of the peer group by Reno. This analysis drew data from various sources including the Mercer Energy Compensation 2006 Survey and information available from filings by public companies in the energy industry with revenues between $24 million and $79 million. The Mercer Survey provides information on 305 positions reported by 184 organizations in the energy industry. The Reno Report utilized only information on base salary and short term incentives from the Mercer Survey. Due to our early stage of growth, Reno established our peer group more on the basis of assets under management than on revenues.

Reno did not attend our Board of Directors meeting, nor our Committee meetings. He was employed directly by the Committee and received no fees from the Company other than for the services rendered to the Committee.

Elements of Compensation

The Company’s executive compensation program consists of the following basic components: base salary, long-term incentives pursuant to the 2003 and 2004 Stock Plans, as amended, short term cash bonuses and limited perquisites.  Each component of the compensation program serves a particular purpose and is considered independently on the basis of achieving that respective purpose.

Base Salary.  Base salary is primarily designed to reward current and past performance and may be adjusted from time to time to realign salaries with market levels. The Committee annually reviews the base salary of each executive officer in relation to market and specific industry conditions and relative to staff salaries. In determining the appropriate level of compensation for each executive officer, the Committee evaluates the responsibilities and authority of the executive as well as the executive’s performance as to the Company’s goals, objectives and strategic business plan and reviews. Base salaries for fiscal 2008 were determined by utilizing the lower end of the Reno Report survey range due to our size compared to the peers in the cited surveys and our stated compensation practice. Base salaries for fiscal 2007 for the CFO and VP were determined by providing a market-based adjustment of 6.2% and 9.7%, due primarily to the sign-on salary required for newly hired senior staff. The base salary of the CEO was not changed in fiscal 2007.

In September 2007, the Committee increased base pay for executive management to reflect market factors. The base pay for Mr. Mazzanti and Mr. McDonald was increased to $190,000 and the base pay for Mr. Herlin was increased to $240,000.

Long-Term Incentive Compensation.  Grants of long-term incentives are primarily designed to tie a major portion of each executive’s compensation to long-term future performance tied directly to the interests of our stockholders.  In determining the long-term incentive component of our executive officers’ compensation for fiscal 2007 and 2008, the Committee reviewed their past contributions in directly building net asset value per share, their expected future contributions to building net asset value per share, and their existing equity holdings. Our intent is for that staff that has contributed or is contributing materially to building the Company to have a material stake in that value creation.  Our staff is currently eligible to receive awards under our 2004 Stock Plan, while no new awards are available under our 2003 Stock Plan.  The 2004 Stock Plan permits the Board of Directors to award eligible employees, directors and consultants with restricted stock grants, incentive stock options, non-statutory stock options and stock appreciation rights. Awards to senior management and executive officers under the 2004 Stock Plan have generally consisted of incentive options and warrants.

Under the 2004 Stock Plan, the maximum number of shares of stock of the Company that may be subject to incentives under plan is presently 4,000,000 shares. As of June 30, 2007, there were 1,286,758 shares available to be granted by the Company under the 2004 Stock Plan. Subsequent to June 30, 2007, the Company issued stock options totaling 1,135,000 shares to six (6) existing employees and three (3) newly hired employees, leaving 151,758 shares available for issuance. Of this total, options for 600,000 shares, or 53%, were issued to the three executive officers. One of the proposals at the Annual Meeting is for stockholders to approve the Amended and Restated 2004 Stock Plan which would increase the shares available for issuance by 1,500,000 shares.

Cash Bonus.  Cash bonuses are a major portion of total cash compensation and are intended to vary with individual and Company performance against pre-determined goals. The Committee determines awards of cash bonuses to our executive officers based upon performance against those goals, wherein individual and corporate performance is equally weighted, then multiplied to reach a payout factor. Progress against goals is measured and reviewed quarterly by the Board of Directors. Cash bonus targets are set to allow recipients to achieve total cash compensation at the middle of the Reno Survey range if all goals are accomplished.

Perquisites.  We limit the perquisites that we make available to our executive officers. At this time, the only material potential perquisite provided is to the CEO. The Company owns a 10.5% interest in a single engine airplane use license that is utilized by the CEO for business travel. The Company permits the CEO to utilize this interest for personal use provided that the CEO pays the equivalent rental cost of a similar airplane. To date, the CEO has not so utilized the aircraft for personal use.

Other Compensation.  In addition, senior executives participate in the benefit plans and programs that are available to all full time employees of the Company, which include medical, dental, vision, long- term disability and life insurance. Depending upon the number of dependents included by the employee, up to about 85% of the premiums are paid by the Company under a pre-tax 125 plan, assuming the employee elects to participate in a “high benefit” medical plan. Those employees covered under another medical plan, and electing to not participate in the Company’s healthcare plan, receive cash compensation equal to the Company subsidy for an employee with no family participation. The Company believes that the benefit plans compare very favorably to its competitors. The Company also offers a 401(k) “safe harbor” plan which matches employee contributions in an amount equal to 4% of the employee’s salary, subject to the maximum employee contributions allowed under current law.

Termination Benefits. In the event of termination by the Company of Mr. Herlin for reasons other than cause, the terms of his employment contract provide for the payment of up to one year of base pay. The terms of the employment contracts for Mr. McDonald and Mr. Mazzanti provide for severance payments of up to six months of base pay, plus an additional six months of base pay if the termination follows within twelve months of a change in control. For all employees, a change in control of the Company causes half of all remaining unvested compensation options and warrants to vest immediately, and the balance vest if the employee is terminated for any reason within one year of a change of control. Without this feature, employees terminated due to a change in control would lose unvested options and, therefore, be incentivized to oppose a merger or sale that would otherwise be in the best interests of the stockholders. Since the majority of the incentive options and warrants were awarded in the startup phase of the company to induce talented staff to leave other jobs and join a potentially risky new venture and were intended to provide a substantial portion of their total compensation, a change in control is likely to result in an exercise of a large number of options and warrants, therefore accelerating a substantial book expense to the company.

Certain Policies of Executive Compensation

Timing of Stock-based Incentive Awards. In 2006, the Company adopted the policy that all compensation adjustments and awards of incentive pay would be made following the end of the fiscal year and those employees not on a fiscal year basis were moved to a fiscal year basis. Cash bonuses are not paid until the fiscal year end audit is complete, but within seventy-five (75) days of the end of the fiscal year. Stock-based incentives are awarded only after a review has been completed by the Chief Executive Officer and the Committee of achievements against full year objectives and goals. Base pay adjustments and long term incentives are determined following the end of the fiscal year and receipt of any third party compensation consultant report.

Exceptions to Procedure. The Committee will consider and the Board of Directors will authorize long term incentives for newly hired employees at times other than immediately following the end of the fiscal year audit.

Additional Material Factors

The Company was founded in 2003 by Mr. Herlin, joined later in 2003 by Mr. McDonald and in 2005 by Mr. Mazzanti. All operations and net asset value creation have occurred under their management and all past, present and contemplated projects are a result primarily of the efforts by the senior management. Equity participation and substantial earned, short term incentive pay were, and continue to be, the major components of compensation provided to induce the senior management to join and remain with the Company and contribute their efforts and ideas for net asset value creation.

Goals and objectives for the Company for fiscal 2007 included, but were not limited to, the following:

•                  Operational improvements

•                  Administrative improvements

•                  Infrastructure additions

•                  New project development

•                  Technology development, and

•                  Expanded investor relations efforts

The Company generally met most of these objectives, and greatly exceeded expectations in the generation of new projects with leasing of acreage and wells for re-entry, the generation of approximately 1.3 million barrels of oil equivalent proved undeveloped reserves, and the development of multiple gas shale development projects. This effort resulted in an increase of approximately 270% in the Company’s total proved reserves. The Company fell short in certain operational goals, primarily due to the poor down hole condition of existing wells and the lack of adequate vendor services in Tullos.

Goals and objectives for fiscal 2008 are more quantitative in nature and related to increases in drilling activity, production and EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization).

Summary Compensation Table for Fiscal Year 2007

The following table sets forth the compensation for services in all capacities to our company for our fiscal year ended June 30, 2007 for Robert S. Herlin (President and Chief Executive Officer), Sterling H. McDonald (Vice President, Chief Financial Officer and Treasurer) and Daryl V. Mazzanti (Vice President) (collectively, the “Named Executives”). We had no other executive officers during fiscal 2007.

Name and Principal Position	Fiscal Year	Salary	Cash Bonus (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation (4)	Total

Robert S. Herlin	2007	$210,000	$170,100	-	$381,494	$11,450	$773,044
President and CEO

Sterling H. McDonald	2007	$167,500	$109,012	-	$241,552	$11,973	$530,037
Vice President, CFO and Treasurer

Daryl V. Mazzanti	2007	$166,250	$103,275	-	$267,648	$16,841	$554,014
Vice President Operations

(1)          Mr. Herlin was awarded a cash bonus equal to 81% of his target of 100% of ending base pay. Mr. McDonald was awarded a cash bonus equal to 85.5% of his target of 75% of ending base pay. Mr. Mazzanti was awarded a cash bonus equal to 81% of his target of 75% of ending base pay.

(2)          No awards issued.

(3)          Amounts include portions vesting during the fiscal year from prior awards in accordance with FAS 123R. Additional stock option awards were issued September 7, 2007 as long term incentives for future performance. Exercise price of options issued was $2.19, the closing market price on the date of authorization by the Board of Directors and term is 09/07/2017. Stock options vest over four years of service to the company. Awards included 250,000 shares to Mr. Herlin, 150,000 to Mr. McDonald and 200,000 to Mr. Mazzanti. For additional information, see Note 7 of our financial statements in the form 10-KSB for the year ended June 30, 2007, as filed with the SEC.

(4)          Includes healthcare subsidy, life insurance, long-term disability and 401(k) matching contributions by the Company, all on terms offered to all employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding awarded securities that have not vested for each named executive officer outstanding as of June 30, 2007 (note 1).

	Option awards					Stock awards
Name	Number of securities underlying unexercised options & warrants (#) exercisable	Number of securities underlying unexercised options & warrants (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option /warrant exercise price ($)	Option /warrant expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Robert S. Herlin	234,375	15,625		$0.001	09/23/2013
	537,500	250,000		$1.80	04/04/2015
	228,125	171,875		$1.41	02/15/2016

Sterling H. McDonald	218,750	31,250		$0.25	11/11/2013
	175,000	175,000		$1.80	04/04/2015
	162,500	137,500		$1.41	02/15/2016

Daryl V. Mazzanti	275,000	275,000		$1.61	06/23/2015
	37,500	112,500		$2.55	05/05/2016

(1)           Does not include awards of stock options made after June 30, 2007 in the amount of 250,000 for Mr. Herlin, 150,000 for Mr. McDonald and 200,000 for Mr. Mazzanti at an exercise price of $2.19, the closing market price on the date of authorization, and a ten year term. All of the options so issued are unexercisable as of September 30, 2007.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Executive Employment Agreement: Robert S. Herlin

On September 23, 2003, Natural Gas Systems, Inc., a Delaware corporation (“Old NGS”), a subsidiary of Natural Gas Systems, Inc., a Nevada corporation (the “Company”), entered into an Executive Employment Contract (the “Original Herlin Employment Contract”) with Robert S. Herlin for Mr. Herlin to serve as President and Chief Executive Officer. Pursuant to the Original Herlin Employment Contract, Mr. Herlin was granted a stock option to purchase 250,000 shares of Old NGS common stock with an exercise price equal to $0.001 per share vesting over four years, that was to be cancelled when the Company granted warrants to Tatum CFO Partners, LLP, a provider of contract CFO’s and other executive level executives (“Tatum”), in connection with Mr. Herlin’s status as a partner of

Tatum and certain other services to be provided by Tatum. In addition, under the Original Herlin Employment Contract Mr. Herlin received an annual salary of $180,000, an annual discretionary bonus of up to $180,000 and a six month severance package, and purchased 1,000,000 shares of common stock of Old NGS, with Old NGS having a repurchase right under a reverse vesting arrangement over 27 months (the “Stock Purchase Agreement”). The Original Herlin Employment Contract and Stock Purchase Agreement were assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

On April 4, 2005, we entered into an Executive Employment Contract (the “New Herlin Employment Contract”) with Mr. Herlin. The New Herlin Employment Contract supersedes the Original Herlin Employment Contract. Pursuant to the New Herlin Employment Contract, Mr. Herlin continues to serve as our President and   Chief Executive Officer. The New Herlin Employment Contract provided an initial annual salary of $180,000, which increased to $210,000 in April 2006, with possible additional annual increases at the discretion of the Board of Directors. The agreement provides Mr. Herlin is entitled to a bonus of up to 100% of his base salary payable in cash or securities. Mr. Herlin is also entitled to a continuation of his base salary, medical and long-term disability benefits for one year following termination by the Company if other than for cause or permanent disability, or if Mr. Herlin is subject to constructive termination. As a bonus for fiscal 2005, Mr. Herlin was allowed to retain the 250,000 stock options granted to him for the benefit of Tatum under the Original Employment Agreement. We also entered into a new agreement with Tatum, which supersedes the original agreement with Tatum and provides for us to grant Tatum a warrant to purchase up to 262,500 shares of our common stock, exercisable at $0.001 per share over a five-year period. We refer you to “Amended and Restated Agreement with Tatum Partners.”

The agreement also provided for the grant of a stock option for 500,000 shares of the Company’s common stock, the grant of 287,000 warrants, and an additional 250,000 warrants for a prior year bonus payment in lieu of cash, to Mr. Herlin. On April 4, 2005, Mr. Herlin was granted a stock option to purchase up to 500,000 shares of our common stock, with an exercise price equal to $1.80 per share that vests over four years, as well as a warrant to purchase up to 287,500 shares of our common stock, with an exercise price equal to $1.80 per share that vests over eighteen months, both of which have with certain acceleration provisions based on involuntary termination and change of control.

On February 15, 2006, Mr. Herlin was granted a warrant to purchase up to 400,000 shares of our common stock, with an exercise price of $1.41 per share. In lieu of a cash bonus, that portion of the option to purchase 150,000 shares was fully vested as of its grant date, with the remaining portion of the option vesting over a four-year period.

For information on Mr. Herlin’s compensation during fiscal year 2007, please see “Executive Compensation and Related Information.”

Amended and Restated Agreement with Tatum Partners

In September 2003, Old NGS entered into a Resources Agreement with Tatum (the “Original Tatum Contract”). The Original Tatum Contract provided for Tatum to make available to Old NGS the services of its partner, Mr. Herlin, and provide access to various Tatum resources in exchange for sharing of Mr. Herlin’s compensation from Old NGS. The Original Tatum Contract was assumed by us when our subsidiary merged with Old NGS in May 2004.

On April 4, 2005, we executed an Amended and Restated Resources Agreement (the “Amended and Restated Tatum Contract”) with Tatum. Pursuant to the Amended and Restated Tatum Contract, Tatum will receive $12,000 per year in exchange for our access to its services. In addition, we granted Tatum a warrant to purchase up to 262,500 shares of our common stock, exercisable at $0.001 per share over a period of five years.

Executive Employment Agreement: Sterling H. McDonald

On November 10, 2003, Old NGS entered into an Executive Employment Contract with Sterling H. McDonald for Mr. McDonald to serve as Chief Financial Officer (the “Original McDonald Employment Contract”). The Original McDonald Employment Contract provided for a grant of a stock option to purchase up to 250,000 shares of common stock of Old NGS, with an exercise price of $0.25 per share that vests over 48 months. In addition, under the Original McDonald Employment Contract Mr. McDonald received an annual salary of $120,000, an annual discretionary bonus, and a maximum six-month severance package. The Original McDonald Employment Contract was assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

On April 4, 2005, we entered into an Executive Employment Contract (the “New McDonald Employment Contract”) with Mr. McDonald. The New McDonald Employment Contract supersedes the Original McDonald Employment Contract with the exception that Mr. McDonald retained the stock options under the terms previously granted. Pursuant to the New McDonald Employment Contract, Mr. McDonald continues to serve as our Chief Financial Officer. The agreement provides for an initial annual salary of $150,000, subject to annual increases at the discretion of the Board of Directors. Mr. McDonald is also eligible to receive an annual discretionary bonus equal to 75% of his annual salary. In addition Mr. McDonald is entitled to a continuation of his base salary, medical and long-term disability benefits for six months following termination by the Company if other than for cause or permanent disability, or if Mr. McDonald is subject to constructive termination, which may be increased to one year under conditions related to a change of control.

The Agreement also provided Mr. McDonald an option to purchase up to 350,000 shares of our common stock at an exercise price of $1.80 per share, vesting over four years, with certain acceleration provisions based on involuntary termination and change of control.

On February 15, 2006, Mr. McDonald was granted a warrant to purchase up to 150,000 shares of our common stock at an exercise price of $1.41 per share. In lieu of a cash bonus, that portion of the warrant to purchase 100,000 shares was fully vested as of its grant date, with the remaining portion of the option vesting over a four-year period. On February 15, 2006, Mr. McDonald was also granted a stock option to purchase up to 150,000 shares of our common stock at an exercise price of $1.41 per share vesting over a four-year period.

For information on Mr. McDonald’s compensation in fiscal year 2007, see “Executive Compensation and Related Information.”

Executive Employment Agreement: Daryl V. Mazzanti

On June 23, 2005, we entered into an Executive Employment Contract with Mr. Daryl V. Mazzanti for Mr. Mazzanti to serve as Vice President of Operations of our company (the “Employment Contract”). Under the Employment Contract, Mr. Mazzanti receives an initial annual salary of $155,000 (subject to annual increases at the discretion of the Board of Directors), a discretionary bonus of up to 75% of his annual salary, and a six month severance package. The Employment Contract provided for a grant of up to 350,000 stock options under our 2004 Stock Plan, exercisable at $1.61 per share and vesting quarterly over four years (“Stock Option Agreement”). Further, Mr. Mazzanti received a sign on bonus of a grant of 25,000 shares of our common stock under the 2004 Stock Plan and a cash payment of $10,000. In addition, we granted Mr. Mazzanti a warrant to purchase up to 200,000 shares of our common stock at an exercise price of $1.61 per share, vesting over four years. On May 5, 2006, Mr. Mazzanti was granted an option to purchase up to 150,000 shares of our common stock at an exercise price of $2.55 per share, vesting over four years. For information on Mr. Mazzanti’s compensation in fiscal year 2007, see “Executive Compensation and Related Information.”

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to Evolution Petroleum Corporation’s financial reporting process through periodic meetings with Evolution Petroleum Corporation’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Evolution Petroleum Corporation is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on our senior management, including senior financial management, and its independent auditors.

We have reviewed and discussed with senior management Evolution Petroleum Corporation’s audited financial statements included in the fiscal 2007 Annual Report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

We have discussed with Hein & Associates LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of Evolution Petroleum Corporation’s financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from Hein & Associates LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Hein & Associates LLP and Evolution Petroleum Corporation that in its professional judgment may reasonably be thought to bear on independence. Hein & Associates LLP has discussed its independence with us. Hein & Associates LLP confirmed in its letter, in its professional judgment, it is independent of Evolution Petroleum Corporation within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to Evolution Petroleum Corporation’s audited financial statements included in Evolution Petroleum Corporation’s fiscal 2007 Annual Report on Form 10-KSB, we have recommended to the Board of Directors that such financial statements be included in Evolution Petroleum Corporation’s Annual Report on Form 10-KSB.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that Evolution Petroleum Corporation’s financial statements are complete and accurate and in accordance with accounting principles generally    accepted in the United States. That is the responsibility of management and our independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of our independent auditors with respect to such financial statements.

Respectfully Submitted

Audit Committee

Gene Stoever
E.J. DiPaolo
William Dozier

PROPOSAL II

PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2004 STOCK PLAN

On August 3, 2004, we adopted our 2004 Stock Plan (the “Plan”). The purpose of the Plan is to offer key employees, directors, and consultants of the Company and its subsidiaries, an opportunity to acquire a proprietary interest in our success, and remain in the service of the Company and its Subsidiaries, and to attract new employees, directors and consultants. The Plan provides both for the direct award or sale of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options to new employees and regularly awarding stock options to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. The granted options have generally vested over four years for officers and employees. The granted options generally have ten year contractual terms.

The aggregate number of shares of Common Stock which may be issued under the Plan, before the amendment, is set at 4,000,000 shares, which quantity was approved at a special meeting of our stockholders held on August 3, 2004. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors approved, subject to stockholder approval, an amendment to increase the number of shares of Common Stock available for issuance under the Plan from 4,000,000 to 5,500,000, and to make certain clarifying changes and amendments as part of the approval of the Amended and Restated 2004 Stock Plan (the “Amended and Restated Stock Plan”).

The Board believes the approval of the Amended and Restated Stock Plan is necessary in order to make shares available for future awards. It is anticipated that meeting the objectives and requirements of the Plan will likely utilize all of the shares presently available for awards under the Plan prior to the 2008 Annual Meeting of Stockholders. Further, since the prior share authorization, the Company has continued to expand and its capitalization has increased significantly. As the Company expands the need to attract and maintain additional key employees increases correspondingly. In view of the limited number of shares remaining for grants under the Plan and the continued need to attract and maintain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors have concluded that the maximum number of shares of Common Stock that may be issued under the Plan should be increased from the current maximum of 4,000,000 to an aggregate of 5,500,000 shares.

In addition to the proposal to increase the number of shares available for issuance under the plan, we are also recommending other changes to insure compliance with section 409A of the Internal Revenue Code, and to make other changes regarding the administration of the Plan. The changes would: (a) allow the Administrator (if a Committee of the Board of Directors) to be composed solely of two or more Non Employee Directors as defined under Rule 16b-3 promulgated under the Exchange Act; and (b) eliminate the requirement that an Administrator or Board member not participate in any determination relating to Options, SARs, or any other rights held by or to be granted to such Committee or Board member. Other changes have been made to help assure compliance with Section 409A of the Internal Revenue Code (the “Code”). For instance, the Amended and Restated Plan would require the exercise price of a non-qualified stock option to be at least equal to the fair market value on the grant date. The Amended and Restated Plan would also modify the definition of disability. The Board believes these amendments are necessary to conform the plan with the requirements under Section 409A and applicable tax laws, to simplify certain plan administration provisions, and to change the definition of disability to be more beneficial to plan participants. A copy of the proposed Amended and Restated Stock Plan is attached hereto as Annex A to this Proxy Statement and our summary is qualified in its entirety by reference to such document.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the proposal to approve the Amended and Restated Stock Plan. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

Plan Summary

The following is a summary of the material provisions of the Plan. In addition, we have included material changes which will be amended. All references to the Plan in this summary will include the Amended and Restated Plan, unless the context requires otherwise. The summary is subject to the terms of the Plan and capitalized terms used herein shall have the meanings assigned to them in the Plan, unless the context otherwise requires. The Company will provide, upon request, a copy of the full text of the Plan to each person to whom a copy of this proxy statement is delivered. All written requests should be addressed as follows: Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042, Attention: Secretary.

Administration and Eligibility

The Plan may be administered by the Board of Directors or by a Committee of the Board. The Compensation Committee presently administers the Plan. Under the proposed Amended and Restated Plan, the Committee is required to be composed of two or more “Non-Employee Directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

 Subject to the provisions of the Plan, the Administrator has authority to select the Employees, Consultants and Directors who are to be granted Options, receive direct awards or sales of Shares and SARs. Furthermore, subject to the provisions of the Plan, the Administrator has the authority to determine the number of shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser and SAR Recipient, and, with respect to Options, designate such Options as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or Consultant. Subject to the limitations in the Plan, awards may be granted until ten (10) years after the Plan’s effective date.

A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, or any of its subsidiaries shall not be eligible to receive an Incentive Stock Option unless: (i) the exercise price of the shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Company’s authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 4,000,000 at present, and 5,500,000 shares under the Amended and Restated Plan. The number of shares subject to Options or other rights outstanding at any time shall not exceed the number of shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 500,000 shares. These limitations shall be subject to adjustment upon the occurrence of the following events: (a) stock splits and dividends; (b) merger, sale of assets, liquidation; and (c) changes in control.

Number of Shares

Subject to adjustment as provided in the Plan, the proposed amendment would increase the aggregate number of shares of Common Stock from the current maximum of 4,000,000 to an aggregate of 5,500,000 shares. During the twelve month period ended June 30, 2007, the Company awarded a stock option to purchase 150,000 shares of common stock upon exercise of outstanding option under the Plan to an employee, subject to vesting requirements per the agreement, and direct stock grants in the amount of 57,242 to our outside directors and an employee, leaving 1,286,758 shares of common stock available for issuance under the Plan. The types of awards that the Administrator has authority to grant consists of (1) stock options, (2) restricted stock, and (3) stock appreciation rights

Exercise Price and Terms of Stock Options

Each grant of Options under the Plan to eligible persons will be evidenced by a stock option agreement and will be subject to the terms and provisions of the Plan and such other terms and conditions not inconsistent with the Plan that the Administrator shall, in its discretion, deem appropriate. Each Option will be designated by the Administrator as either an Incentive Stock Option or a Non-statutory Stock Option. The provisions of the various Option Agreements entered into under the Plan need not be identical. Each Option shall state the number of Shares to which it pertains and shall provide for the appropriate adjustment to reflect (i) stock splits and dividends; (ii) merger, sale of assets, liquidations; and (iii) changes in control.

The Administrator will determine the exercise price per share of common stock covered by an Option. The exercise price per share of an Incentive Stock Option may not be less than the fair market value per share on the date of grant, except that in the case the optionee is a 10% or greater beneficial owner of the common stock of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant. The exercise price per share of a Non-statutory Stock Option may not be less than 85% of the fair market value per share on the date of grant, and pursuant to the amendment, not less than the fair market value on the date of grant. The term of each Option may not exceed 10 years.

Each Option shall state the time or times when all or part thereof becomes vested and exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and in the case of Incentive Stock Options a shorter term may be required. Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. The Administrator may modify an Option, accelerate the vesting requirements, extend or renew any outstanding Options or accept cancellation of any outstanding Options. The amendment provides that no modification, renewal or extension of an Incentive Stock Option that would disqualify it under Sections 422 and 424 of the Code without the consent of the Optionee, and no extension of the term of the Option will be allowed unless (A) the extension does not extend the exercise date later than the latest date upon which the stock right could have expired by its original terms or the 10th anniversary of the original grant date if earlier, or (B) at the time of the extension, the exercise price is greater than the fair market value of the underlying stock.

Options will not be assignable or transferable, except that an option agreement may allow a Non-statutory Stock Option to be transferable by the optionee by gift to an immediate family member or by gift to an inter vivos or testamentary trust in which members of the optionee’s immediate family have a beneficial interest of more than 50% and which provides that such Non-statutory Stock Option is to be transferred to the beneficiaries upon the optionee’s death. In the event of the Optionee’s death, the Option shall not be transferable other than by will or the laws of descent and distribution.

No Participant shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 of the Plan.

If the Company acquires all or substantially all of the outstanding capital stock of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may substitute Options under the Plan for options of the acquired company, subject to certain limitations.

Awards or Sales of Restricted Stock

The Administrator may grant awards or sales of restricted stock in amounts and upon the terms and conditions as it may determine are consistent with the provisions of the Plan. Each grant of an award or sale of restricted stock will be pursuant to a written award or subject to a stock purchase agreement. Rights to acquire Shares under the Plan are nontransferable. A right to acquire Shares, other than an Option, will automatically expire if not exercised by the purchaser (the “Purchaser”) within 30 days of their grant.

The Administrator will determine the purchase price per share of restricted stock, and if such restricted stock is newly issued, the purchase price per share may not be less than the par value of such shares. The Administrator will determine the special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions to which each restricted stock award or sale is subject. The Administrator may provide in the stock purchase agreement that the restricted stock award or sale will be subject to accelerated vesting upon the Purchaser’s death, disability, retirement or other events.

Stock Appreciation Rights

The Administrator may grant SARs under the Plan pursuant to a written agreement between the Company and the SAR recipient. Each SAR will allow the holder to receive payment in an amount equal to the appreciation, if any, in the fair market value of a share of common stock from the date of the grant to the date of its payment. The Company will pay the appreciation amount in cash, in shares of common stock, or partly in shares of common stock and partly in cash, as determined by the Administrator.

Each SAR shall entitle the holder, upon exercise, to receive from the Corporation an amount equal to the value of the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of a SAR granted in connection with an Option, the excess of the Fair Market Value of one Share over the Exercise Price per share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR that is exercised. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Corporation upon exercise of a SAR may be made in shares of Common Stock valued at Fair Market Value, in cash, or partly in shares of Common Stock and partly in cash, all as determined by the Administrator.

A SAR shall be exercisable only at the time or times established by the Administrator. If a SAR is granted in connection with an Option, the following rules shall apply: (1) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the SAR, the Option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the Option, the related SAR or portion thereof terminates.

The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of SAR recipients. Upon the exercise of a SAR for shares of common stock, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued. Cash payments made upon exercise of SARs will not reduce the number of shares of common stock reserved for issuance under the Plan.

Payment for Shares

Generally, the entire purchase price or option purchase price for shares of common stock issued under the Plan must be paid in cash or cash equivalents at the time such shares of common stock are purchased. Where an option agreement so provides, the purchase price may be paid in whole or in part (i) by surrendering, or attesting to the ownership of, shares of common stock that are already owned by the optionee; (ii) if the common stock is publicly traded, by delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of common stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the option purchase price; or (iii) if the common stock is publicly traded, by the delivery of an irrevocable direction to pledge shares of common stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the option purchase price. The Administrator may also award shares of common stock under the Plan in consideration of services rendered to the

Company or a parent or subsidiary of the Company prior to the award. In addition, to the extent that an option agreement or stock purchase agreement so provides, all or a portion of the option purchase price or stock purchase price may be paid with a full-recourse promissory note upon terms determined by the Administrator, except that the par value of newly issued shares of common stock must be paid in cash or cash equivalents. The shares of common stock being purchased must be pledged as security for payment of the principal and interest on the note. The interest rate may not be less than the minimum rate, if any, required to avoid the imputation of additional interest under the Code.

Cessation of Employment or Service

Options and SARs are exercisable while the recipient is an employee, director or consultant of the Company, and generally, except in the case of death, disability or retirement of the Optionee or SAR recipient, will remain exercisable for 90 days after cessation of such service to the Company (or such other period of time as the Administrator determines). If the Administrator determines that an optionee or SAR recipient is terminated for “misconduct” (as defined in the Plan) or “for cause” as defined in a recipient’s employment agreement, the Administrator may in its discretion immediately terminate any Option or SAR. Under the proposed Amended and Restated Plan, the Board may, upon written resolution, cancel or cause the forfeiture of any unexercised Options or SARs only where the Company or a Subsidiary terminates the services of an Optionee or SAR Recipient on account of the individual’s conviction of a felony that has caused material financial harm to the Company or Subsidiary (or if an Optionee or SAR Recipient who is no longer performing services for the Company or Subsidiary is convicted of such a felony). Upon an optionee’s or SAR recipient’s cessation of employment or service as a Director to the Company due to death or disability, the option or SAR will become fully vested. Upon cessation due to death, disability, or retirement, the Option or SAR will remain exercisable for the term specified in the option or SAR agreement to the extent vested. Under the proposed amendment, we have modified the definition of disability generally effective prospectively to new options and SARs to be an “Own Occupation Disability” which  means a medically determinable physical or mental impairment that has made an individual incapable of performing each of the material and substantial duties of his or her current position with the Company or Subsidiary, but only (i) if it has lasted (or it can be expected to last) for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that such impairment exists. In the case of an incentive stock option, however, any exercise later than ninety (90) days after such cessation of employment will be deemed to be the exercise of a non-statutory stock option unless such Own Occupation Disability is also a permanent disability.

Additional Rights in Certain Events

The number of shares of common stock available for award grants under the Plan will be adjusted proportionately for any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, such as a stock dividend, stock split or reverse stock split. If the Company merges with another corporation, the Company is the survivor and under the terms of such merger the shares of common stock outstanding immediately prior to the merger remain outstanding and unchanged, the existing Options and SARs shall remain in effect. If the Company sells all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or is consolidated with another corporation, the Board of Directors will undertake to have the successor company assume all outstanding options and SARs (or substitute them with equivalent rights; if the successor company does not agree to assume or substitute the options and SARs), then all outstanding options and SARs will vest and be exercisable prior to the transaction or, in certain circumstances, will be cashed out. At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Company, a merger (where the Company is not the surviving corporation), or consolidation of the Company with another corporation, may be conditioned upon the effectiveness of such sale, merger or consolidation. The foregoing provisions are all subject to any required action by the Company’s stockholders. Any other dissolution or liquidation shall cause each Option and SAR to terminate.

Change in Control

Upon any change in control of the Company, including a pending or threatened takeover bid, tender offer or exchange offer for 20% or more of the outstanding common stock of the Company or any other class of stock or securities of the Company, the Administrator may accelerate the exercise date of any outstanding Option or SAR, or make any Option or SAR fully vested and exercisable, pay cash to any or all of the holders of Options or SARs in exchange for cancellation of their outstanding Options or SARs, or make any other adjustments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

Amendment of the Plan

The Board may from time to time, with respect to any shares of Common Stock not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Company’s stockholders, the Board may not amend the Plan to materially increase the benefits to participants under the Plan, increase the number of shares of Common Stock that may be issued under the Plan, change the designation of persons eligible to receive Incentive Stock Options under the Plan or amend the section of the Plan regarding amendments to the Plan to defeat its purpose.

Federal Income Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions under the Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Options

No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option, except as noted below with respect to the alternative minimum tax. If Common  Stock is issued to an Optionee  pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee  within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Optionee’s employer for Federal income tax purposes.

Except as noted below for  corporate  “insiders,” if the Common  Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less,  the amount  realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee’s employer will be entitled to deduct such amount for  Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a Non-qualified Option.

For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Stock Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-qualified Option. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

Non-Statutory Options

Except as noted below for corporate “insiders,” with respect to Non-qualified Options: (1) no income is realized by the Optionee at the time the Option is granted, (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee’s employer is generally entitled to a tax  deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Restricted Stock

Under Section 83(a) of the Internal Revenue Code, shares of stock granted to a person in connection with their performance of services to the issuer but subject to a “substantial risk of forfeiture” are not subject to income taxation until the risk of forfeiture lapses. Under the regulations promulgated by the Department of the Treasury under Section 83(a), stock is subject to a “substantial risk of forfeiture” if a recipient’s continued rights in the shares are conditioned on the future performance of substantial services to the issuer or the completion of any other condition related to the purpose for the initial grant of shares, and if there is a substantial possibility that the conditions will not be satisfied. Shares subject to a restricted stock award as to which the risk of forfeiture has not lapsed will generally be subject to a “substantial risk of forfeiture.”

Ordinarily, a recipient of restricted stock that is subject to a risk of forfeiture will not pay income tax on the value of the shares until the restrictions on the shares lapse. The recipient will then have a basis in the shares equal to the value of the shares on the day the risk of forfeiture lapses and the shares are taxed. When the recipient subsequently sells the shares, any gain or loss will be treated as a capital gain or loss.

Any person who receives shares of stock subject to a risk of forfeiture in connection with services performed for the issuer may make an irrevocable election under Section 83(b) of the Internal Revenue Code to be taxed on the value of the shares in the year in which the shares are received rather than when the risk of forfeiture lapses. Awards under the Amended and Restated Plan that are issued subject to a risk of forfeiture are intended to qualify for Section 83(b) treatment. A participant under the Amended and Restated Plan must make an election to be taxed at the time of the award within 30 days of the date of the award, and will pay ordinary income tax on the value of the shares when they are received. A participant who makes this “83(b) election” will take a basis in the stock equal to the value of the award shares when they are issued. If the risk of forfeiture with respect to the award shares lapses and the participant sells the shares, any gain or loss on the transaction will be a capital gain or loss. However, if the recipient forfeits the award shares, he or she may not claim a loss, even though he or she paid taxes on the shares when they were received.

When the value of the award shares is taxed to the recipient, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the recipient recognizes with respect to the award shares. The Company may withhold taxes from the recipient at the time the restricted stock award shares are taxed.

Stock Appreciation Rights

Any cash or Common Stock received pursuant to the exercise of a SAR award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Stock Grants

Any Common Stock received pursuant to an award of shares of stock which contains no restrictions will generally be treated as compensation income received by the awardee in the year in which the awardee receives such shares. In such case, the amount of compensation income will equal the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Other Tax Matters

The exercise of a stock option by an awardee, the lapse of restrictions on restricted stock, or the deemed earnout of performance units following the occurrence an event that causes the acceleration of the vesting of the stock option, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance units or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Common Stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Tax Consequences to the Company

The grant of an option under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants.

Compliance with Deferred Compensation Provisions of American Jobs Creation Act. The American Jobs Creation Act of 2004 added new Section 409A of the Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Amended and Restated Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Special Rules Applicable to Corporate Insiders

As a result of the rules under Section 16(b) of the Exchange Act, “insiders” (as defined in the Securities Exchange Act of 1934), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

Amended and Restated Plan: New Plan Benefits

Grants and awards under the Plan which may be made to Company executive officers, directors and other employees are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the “Executive Compensation and Related Information” above.

PROPOSAL III

PROPOSAL TO RATIFY APPOINTMENT OF

HEIN & ASSOCIATES LLP AS OUR COMPANY’S AUDITORS

The Audit Committee of our Board of Directors has approved Hein & Associates LLP as our company’s independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2008. From June 30, 2004 through June 30, 2007, Hein & Associates LLP served as our independent auditors and also provided certain tax consulting and other accounting services. We are not required to seek stockholder approval for the appointment of our independent auditors; however, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

Independent Public Auditors

Aggregate fees billed to us for professional services by Hein & Associates LLP during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

	Twelve Months Ended	Twelve Months Ended
	June 30, 2007	June 30, 2006

Audit Fees	$88,100	$74,703

Audit-Related Fees	—	—

Tax Fees	$43,093	$64,409

All Other Fees	$6,550	$27,328

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Hein & Associates LLP for professional services for the audit of our consolidated financial statements included in our Form 10-KSB, and the review of financial statements included in our Form 10-QSBs, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning. “All other fees” primarily relate to fees for the review of our registration statement on file with the Securities and Exchange Commission.

All of the audit related services and tax fees were pre-approved by our Audit Committee.

The Audit Committee has considered the compatibility of the non-audit services provided by Hein & Associates LLP to Hein & Associates’ continued independence and has concluded that its independence is not compromised.

Pre-Approval of Services by External Auditor

The Audit Committee has adopted policies and procedures for the pre-approval of the audit and non-audit services performed by the independent auditors in order to ensure that the provision of such services does not impair the auditors’ independence. The Audit Committee approves all audit fees and terms for all services provided by the independent auditors and considers whether these services are compatible with the auditors’ independence. The Chairman of the Audit Committee may approve additional proposed services that arise between Committee meetings provided that the decision to approve the service is presented at the next scheduled Committee meeting. All non-audit services provided by the independent auditors must be pre-approved by the Audit Committee Chairman prior to the engagement. The Audit Committee pre-approved all audit and permitted non-audit services by Hein & Associates LLP in fiscal 2007.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Hein & Associates LLP as our independent auditors.

Representatives of Hein & Associates LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of stockholders to be held in 2008 must be received by Evolution Petroleum Corporation on or before July 1, 2008. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the Proxy Statement and Proxy in 2008. Any such proposal should be directed to our Secretary at our principal executive offices located at 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042.

OTHER MATTERS

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

A copy of the Company’s Annual Report on Form 10-KSB without exhibits, for the fiscal year ended June 30, 2007 filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-KSB exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042, Attention: Sterling H. McDonald.

By Order of the Board of Directors

/s/ Sterling H. McDonald
Sterling H. McDonald,
Vice President, Chief Financial Officer
and Treasurer

Annex A

EVOLUTION PETROLEUM CORPORATION
AMENDED AND RESTATED 2004 STOCK PLAN

Pursuant to Section 16 of the Natural Gas Systems, Inc. 2004 Stock Plan (the Plan), the Board of Directors of the Evolution Petroleum Corporation (the Corporation) hereby amends, restates, and renames the Plan, subject to the approval of the Corporation’s stockholders pursuant to Section 20 of the Plan. The Evolution Petroleum Corporation Amended and Restated 2004 Stock Plan is effective as of the date of shareholder approval, as provided in Section 3.

1.             PURPOSE

The Plan is intended to provide incentives to key Employees, Directors, and Consultants of the Corporation and its Subsidiaries to encourage them to acquire a proprietary interest in the Corporation and remain in the service of the Corporation and its Subsidiaries, and to attract new Employees, Directors, and Consultants with outstanding qualifications. The Plan provides both for the direct award or sale of Shares and for the grant of options to purchase Shares, as well as for the grant of SARs.

2.             DEFINITIONS

Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

(a)           “Acquisition Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which a Share may be acquired under the Plan (other than upon exercise of an Option).

(b)           “Act” shall mean the Securities Act of 1933, as amended.

(c)           “Administrator” shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

(d)           “Board” shall mean the Board of Directors of the Corporation.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)            “Committee” shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

(g)           “Common Stock” shall mean the $.001 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

(h)           “Consultant” shall mean a person who performs bona fide services for the Corporation or a Subsidiary as a consultant or advisor, excluding Employees and outside Directors.

(i)            “Corporation” shall mean EVOLUTION PETROLEUM CORPORATION, a Nevada corporation.

(j)            “Director” shall mean a member of the Board of the Corporation or a member of the board of directors of a Subsidiary.

(k)           “Employee” shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

(l)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)          “Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

(n)           “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows:

(i)            If the Shares are traded on an exchange, the closing price as reported for composite transactions on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date.

(ii)           If the Shares are traded over-the-counter on the National Market System (the “NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the last sales price on the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ system;

(iii)          If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

(iii)          If clauses (i), (ii) or (ii) do not apply, the value determined by the reasonable application of a reasonable valuation method by the Administrator. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date.

(I)            Factors to be considered under a reasonable valuation method include, as applicable, the value of tangible and intangible assets of the Corporation, the present value of anticipated future cash flows of the Corporation, the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Corporation, the value of which can be readily determined through nondiscretionary, objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), recent arm’s length transactions involving the sale or transfer of such stock or equity interests, and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Corporation, its stockholders, or its creditors.

(II)           The use of a valuation method is not reasonable if such valuation method does not take into consideration in applying its methodology all available information material to the value of the Corporation. Similarly, the use of a value previously calculated under a valuation method is not reasonable as of a later date if such calculation fails to reflect information available after the date of the calculation that may materially affect the value of the Corporation (for example, the resolution of material litigation or the issuance of a patent) or the value was calculated with respect to a date that is more than 12 months earlier than the date for which the valuation is being used. The Administrator’s consistent use of a valuation method to determine the value of its stock or assets for other purposes, including for purposes unrelated to compensation of service providers, is also a factor supporting the reasonableness of such valuation method.

(III)         The use of any of the following methods of valuation is presumed to result in a reasonable valuation:

(A)          A valuation of a class of stock determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code, and the regulations thereunder, as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, the date of grant of a stock option).

(B)           A valuation using the methods described in § 1.409A-1(b)(5)(iv)(B)(2)(ii) and (iii) (related to stock subject to nonlapse restrictions and illiquid stock of a start-up corporation), as relevant.

(o)           “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(p)           “Incentive Stock Option” shall mean a stock option described in Section 422(b) of the Code.

(r)            “Non-statutory Stock Option” shall mean a stock option not described in Section 422(b) of the Code.

(s)           “Option” shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

(t)            “Option Agreement” shall mean a written stock option agreement evidencing a particular Option between an Optionee and the Corporation.

(u)           “Optionee” shall mean a Participant who has received an Option.

(v)           “Option Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

(w)          “Own Occupation Disability” shall mean a medically determinable physical or mental impairment that has made an individual incapable of performing each of the material and substantial duties of his or her current position with the Corporation or Subsidiary, but only (i) it if has lasted (or it can be expected to last) for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that such impairment exists. The term “Own Occupation Disability” will include any Permanent Disability described in Section 2(z) of the Plan.

(x)            “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(y)           “Participant” shall have the meaning assigned to it in Section 5(a) hereof.

(z)            “Permanent Disability” shall mean a medically determinable physical or mental impairment that has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Permanent Disability only if (i) it can be expected to result in death or has lasted (or it can be expected to last) for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that such impairment exists.

(aa)         “Plan” shall mean this EVOLUTION PETROLEUM CORPORATION AMENDED AND RESTATED 2004 STOCK PLAN, as it may be amended from time to time.

(bb)         “Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(cc)         “Retirement” shall mean (i) with respect to an Employee, the voluntary cessation of employment upon either (I) the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary or (II) the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary, and (ii) with respect to a Director, the voluntary election not to stand for re-election as Director upon the attainment of age sixty-five (65) and the completion of not less than five (5) years of service as a Director.

(dd)         “SAR” shall mean any stock appreciation right granted pursuant to the Plan. A SAR shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that a SAR is to be granted as of a date in the future, the date of grant shall be that future date.

(ee)         “SAR Recipient” shall mean a Participant who has been granted a SAR.

(ff)           “Share” shall mean one share of Common Stock, adjusted in accordance with Section 14 of the Plan (if applicable).

(gg)         “Share Acquisition Price” shall mean the Acquisition Price multiplied by the number of Shares that are acquired pursuant to a Stock Purchase Agreement.

(hh)         “Stock Purchase Agreement” shall mean a written agreement between the Corporation and a Purchaser who acquires Shares under the Plan.

(ii)           “Subsidiary” shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

3.             EFFECTIVE DATE

The Plan, as amended and restated, was adopted by the Board effective October 24, 2007, subject to the approval of the Corporation’s stockholders pursuant to Section 20 hereof.

4.             ADMINISTRATION

The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee that shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall be composed of “Non-Employee Directors” (as defined under Rule 16b-3 as promulgated under the Exchange Act). There shall be at least two Non-Employee Directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

The Administrator shall from time to time at its discretion select the Employees, Consultants, and Directors who are to be granted Options, direct awards, or sales of Shares and SARs; determine the number of Shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser, and SAR Recipient; and, with respect to Options, designate such Options as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee Director or Consultant. The interpretation and construction by the Administrator of any provision of the Plan or of any Option, SAR, or other right, Option Agreement, or Stock Purchase Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option, SAR, or other right granted hereunder.

5.             PARTICIPATION

(a)           Eligibility

Optionees, Purchasers, and SAR Recipients shall be such individuals (collectively, “Participants”; individually, a “Participant”) as the Administrator may select from among the following classes of individuals, subject to the terms and conditions of Section 5(b) below:

(i)            Employees (who may be officers, whether or not they are Directors);

(ii)           Directors; and

(iii)          Consultants.

Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more Directors as being ineligible for selection as a Participant in the Plan for any period or periods of time.

(b)           Ten-Percent Stockholders

A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent, or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

(c)           Stock Ownership

For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

(d)           “Outstanding stock”

For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

6.             STOCK

The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares that may be issued under the Plan shall not exceed 5,500,000 Shares (4,000,000 of which were authorized under the original Plan prior to amendment and restatement). The number of Shares subject to Options or other rights outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 500,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 14 hereof upon the occurrence of an event specified in that Section.

7.             TERMS AND CONDITIONS OF OPTIONS

(a)           Option Agreement

Each grant of an Option under the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.

(b)           Nature of Option

Each Option shall state whether it is an Incentive Stock Option or a Non-statutory Stock Option at issuance.

(c)           Number of Shares

Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.

(d)           Exercise Price

Each Option shall state the Exercise Price, as determined by the Administrator in its sole discretion (subject to the limitations in this Section). The Exercise Price shall not, in all cases, be less than the Fair Market Value on the date of grant; in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

(e)           Term and Non-Transferability of Options

Each Option shall state the time or times when all or part thereof becomes vested and exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and in the case of Incentive Stock Options a shorter term may be required by Section 5(b). Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. During the lifetime of the Optionee, the Option shall be exercisable, to the extent vested, only by the Optionee or the Optionee’s guardian or legal representative and shall not be assignable or transferable, except as provided in the next sentence.

If the applicable Option Agreement so provides, a Non-statutory Stock Option shall also be transferable by the Optionee by (i) a gift to a member of the Optionee’s Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee’s Immediate Family have a beneficial interest of more than 50% and that provides such Non-statutory Stock Option is to be transferred to the beneficiaries upon the Optionee’s death. In the event of the Optionee’s death, the Option shall not be transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution, or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation’s option, shall cause all of the Optionee’s rights under the Option to terminate.

(f)            No Rights as a Stockholder

No Participant shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 hereof.

(g)           Modification, Extension, and Renewal of Options

Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options, or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor, provided that no modification, extension, or renewal will be made without the consent of the Optionee that would disqualify an Incentive Stock Option under Sections 422 and 424 of the Code or that would alter or impair any rights or obligations under any Option.

Additionally, an extension of the exercise period of an Option will permissible only if:

(i)            The Option is a Non-statutory Stock Option and the extension does not extend the expiration date later than (A) the latest date upon which the stock right could have expired by its original terms under any circumstances or (B) the 10th anniversary of the original date of grant, if earlier; or

(ii)           The Option is either a Non-statutory Stock Option or an Incentive Stock Option and, at the time of the extension, the Exercise Price is greater than the Fair Market Value of the underlying stock.

(h)           Notice of Sale

Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any stock (“incentive stock”) pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by a transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any “street name”) until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which this certificate was originally issued or one year from the date of original issuance of the shares represented by this certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder.

(i)            Withholding Taxes

As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(j)            Other Provisions

An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

(k)           Substitution of Options

Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger, or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation, or in the event of any reorganization or other transaction qualifying under Section 424 of the Code and the regulations thereunder, the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period except as otherwise permissible under the Plan.

8.             TERMS AND CONDITIONS OF AWARDS OR SALES

(a)           Stock Purchase Agreement

Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement in such form as the Administrator shall from time to time determine. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)           Duration of Offers and Non-transferability of Rights

Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Corporation. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)           Purchase Price

The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Administrator shall determine the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 10.

(d)           Withholding Taxes

As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with such purchase.

(e)           Restrictions on Transfer of Shares

Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)            Other Provisions

A Stock Purchase Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable, including accelerated vesting in the event of the Purchaser’s death, disability, retirement, or other event.

9.             STOCK APPRECIATION RIGHTS

(a)           Grant

SARs may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes. Each SAR shall be evidenced by a written agreement between the Corporation and the SAR Recipient in such form as the Administrator shall from time to time determine. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a SAR agreement. The provisions of the various SAR agreements entered into under the Plan need not be identical.

(b)           Exercise

(i)            Each SAR shall entitle the holder, upon exercise, to receive from the Corporation in exchange therefor an amount equal to the value of the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of a SAR granted in connection with an Option, the excess of the Fair Market Value of one Share over the Exercise Price per share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR that is exercised. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Corporation upon exercise of a SAR may be made in shares of Common Stock valued at Fair Market Value, in cash, or partly in shares of Common Stock and partly in cash, all as determined by the Administrator.

(ii)           A SAR shall be exercisable only at the time or times established by the Administrator. If a SAR is granted in connection with an Option, the following rules shall apply: (1) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the SAR, the Option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the Option, the related SAR or portion thereof terminates.

(iii)          The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of SAR Recipients. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

(iv)          For purposes of this Section 9, Fair Market Value shall be determined as of the date the SAR is exercised.

(v)           Upon the exercise of a SAR for shares of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments made upon the exercise of SARs shall not reduce the number of Shares reserved for issuance under the Plan.

(c)           Withholding

As a condition to the exercise of a SAR, the SAR Recipient shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with such exercise.

10.          PAYMENT FOR SHARES

(a)           General Rule. The entire Share Acquisition Price or Option Purchase Price of Shares issued under the Plan shall be payable by the Participant in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 10.

(b)           Surrender of Stock. To the extent that an Option Agreement so provides, all or any part of the Option Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Corporation in good form for transfer and shall be valued at their Fair Market Value on the date the Option is exercised.

(c)           Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered prior to the award to the Corporation or a Subsidiary.

(d)           Promissory Note. To the extent that an Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Option Purchase Price or Share Acquisition Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note.

(e)           Exercise/Sale. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

(f)            Exercise/Pledge. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

11.          CESSATION OF SERVICE

(a)           Cessation for Any Reason (other than Death, Disability, or Retirement)

Except as otherwise provided herein, if an Optionee or SAR Recipient ceases to be an Employee or to serve as a Director or Consultant of the Corporation such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise the Option or SAR, as applicable, at any time within ninety (90) days after cessation of employment or the date he or she ceases serving as a Director or Consultant (or such other date as determined by the Administrator), provided that the foregoing shall not extend any Option or SAR beyond its term, but only to the extent that, at the date of cessation of employment or serving as a Director or Consultant, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR, as applicable, had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

For purposes of this Section 11, the employment relationship shall be treated as continuing intact while the Optionee or SAR Recipient is on military leave, sick leave, or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceases active employment, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(b)           Death of Optionee or SAR Recipient

If an Optionee or SAR Recipient dies while a Participant, then the Option or SAR will vest and be fully exercisable by the executor or administrator of the estate (or by any person or persons who have acquired the Option or SAR directly by bequest or inheritance) to the extent not previously exercised, subject to the restrictions referred to elsewhere in the Plan.

Non-statutory Stock Options and SARs, as well as Incentive Stock Options issued on or after the effective date specified in Section 3, must be exercised before the end of the stated exercise period set forth in the Option or SAR Agreement. Incentive Stock Options issued before such effective date must be exercised within the earlier of twelve (12) months after such event or the stated exercise period.

(c)           Disability of Employee or Director

If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Own Occupation Disability, the Option or SAR shall become vested, and such Optionee or SAR Recipient shall have the right to exercise the Option or SAR, to the extent not previously exercised, subject to the restrictions referred to elsewhere in the Plan.

Non-statutory Stock Options and SARs, as well as Incentive Stock Options issued on or after the effective date specified in Section 3, must be exercised before the end of the stated exercise period set forth in the Option or SAR Agreement. Incentive Stock Options issued before such effective date must be exercised within the earlier of the stated exercise period or twelve (12) months after such event (ninety (90) days in the case of an Incentive Stock Option if cessation is not due to Permanent Disability).

In the case of an exercisable Incentive Stock Option, any exercise later than ninety (90) days after such cessation of employment (twelve (12) months if cessation is due to Permanent Disability) will be deemed to be the exercise of a Non-statutory Stock Option.

(d)           Retirement of Optionee or SAR Recipient

If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Retirement, such Optionee or SAR Recipient shall have the right to exercise the Option or SAR to the extent the right to exercise such Option or SAR had accrued pursuant to the terms of the applicable agreement and had not previously been exercised, subject to the restrictions referred to elsewhere in the Plan.

Non-statutory Stock Options and SARs, as well as Incentive Stock Options issued on or after the effective date specified in Section 3, must be exercised before the end of the stated exercise period set forth in the Option or SAR Agreement. Incentive Stock Options issued before such effective date must be exercised within the earlier of twelve (12) months after such event or the stated exercise period.

In the case of an Incentive Stock Option, any exercise later than ninety (90) days after such cessation of employment will be deemed to be the exercise of a Non-statutory Stock Option.

(e)           Termination due to Certain Events

Notwithstanding the foregoing, if the Corporation or a Subsidiary terminates the services of an Optionee or SAR Recipient on account of the individual’s conviction of a felony that has caused material financial harm to the Corporation or Subsidiary (or if an Optionee or SAR Recipient who is no longer performing services for the Corporation or Subsidiary is convicted of such a felony), the Board may, by written resolution, cancel and/or cause the forfeiture of any unexercised Option or SAR held by such Optionee or SAR Recipient.

12.          LIMITATION OF ANNUAL AWARDS

The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its Parent, or its Subsidiaries, shall not exceed $100,000.

13.          TERM OF PLAN

Subject to the limitations in Section 6, Options, SARs, and other awards or sales of Shares may be granted pursuant to the Plan until the date ten (10) years after the effective date referred to in Section 3.

14.          EFFECT OF CERTAIN EVENTS

(a)           Stock Splits and Dividends

Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, and the number of Shares covered by each outstanding Option and SAR and the exercise prices thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

(b)           Merger, Sale of Assets, Liquidation

Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option and SAR shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option or SAR would have been entitled as a result of the merger.

If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, the Board shall provide that all outstanding Options and SARs shall be assumed, or equivalent rights shall be substituted, by the acquiring or succeeding person (or an affiliate thereof), based on the Fair Market Value of the Option or SAR immediately prior to such sale or merger. For this purpose, the value of an Option or SAR may be based on the value of the consideration received by holders of Corporation Common Stock pursuant to such sale or merger.

If the acquiring or succeeding person (or affiliate thereof) does not agree to assume such Options and SARS, or to substitute equivalent rights, then the Board shall, upon written notice to the Optionees and SAR Recipients, provide that all then unexercised Options and SARs will become exercisable in full as of a specified time prior to the sale or merger and will terminate five (5) days prior to the consummation of such transaction, except to the extent exercised before the consummation of such transaction (and provided that the foregoing shall not extend any Option or SAR beyond its term). However, in the event of a sale or merger under in which the holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such transaction (“acquisition price”), then the Board may instead provide that all outstanding Options and SARs shall terminate upon consummation of such transaction and that each Optionee and SAR Recipient shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price, multiplied by the number of shares of Common Stock to which the Option or SAR relates (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options (or the date of grant Fair Market Value of such  SARs).

At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger in which the Corporation is the surviving corporation) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

Any other dissolution or liquidation of the Corporation shall cause each Option or SAR to terminate.

(c)           Adjustment Determination

To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

(d)           Limitation on Rights

Except as expressly provided in this Section 14, an Optionee or SAR Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Option or SAR. The grant of an Option or SAR pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

(e)           Change in Control

In the event of a pending or threatened takeover bid, tender offer, or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Corporation (other than a tender offer or exchange offer made by the Corporation or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Corporation, other than a filing on Form 13G or Form 13D, the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

(i)            Accelerate the exercise dates of any outstanding Option or SAR, or make the Option or SAR fully vested and exercisable;

(ii)           Pay cash to any or all holders of Options or SARs in exchange for the cancellation of their outstanding Options or SARs; or

(iii)          Make any other adjustments or amendments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

15.          SECURITIES LAW REQUIREMENTS

(a)           Legality of Issuance

No Shares shall be issued under the Plan unless and until the Corporation has determined that:

(i)            it and the Optionee or Purchaser have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

(ii)           any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

(iii)          any other applicable provision of state or Federal law has been satisfied.

(b)           Restrictions on Transfer; Representations of Optionee and Purchaser; Legends

Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available that requires an investment representation or other representation, each Optionee and Purchaser shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15 shall be conclusive and binding on all persons.

(c)           Registration or Qualification of Securities.

The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

(d)           Exchange of Certificates

If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

16.          AMENDMENT OF THE PLAN

The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation’s stockholders, no such revision or amendment shall:

(a)           Materially increase the benefits accruing to Participants under the Plan;

(b)           Increase the number of Shares that may be issued under the Plan;

(c)           Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Incentive Stock Options; or

(d)           Amend this Section 16 to defeat its purpose.

17.          EXCHANGE ACT

If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation’s counsel, to enable Participants who are officers or Directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act (“Section 16 Requirements”) with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order, or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination, or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options or otherwise pursuant to the Plan, and (iv) the sale of Common Stock received upon the exercise of Options or otherwise pursuant to the Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation’s stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation’s counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

18.          APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

19.          NO RETENTION OF RIGHTS

Nothing in the Plan or in any Option, SAR, or other right granted under the Plan shall confer upon the Participant any right to continue in service as an Employee, Consultant, or Director with the Corporation (or Subsidiary) for any period of specific duration. Additionally, nothing in the Plan or in any Option, SAR, or other right granted under the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or Subsidiary, or of the Participant, to terminate such service at any time and for any reason, with or without cause, subject to applicable laws, the Corporation’s certificate of incorporation and by-laws, and the written employment agreement (if any).

20.          APPROVAL OF STOCKHOLDERS

The Plan shall be subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than December 4, 2007. Prior to such approval, Options and SARs may be granted but shall not be exercisable.

21.          CODE SECTION 409A

Grants of Options, SARs, and Shares under the Plan are not intended to represent deferred compensation to the Participant within the meaning of Section 409A of the Code. The Plan, and the granting documents, are intended to meet the requirements to avoid adverse tax consequences under Section 409A of the Code and shall be construed and administered accordingly. To the extent that any provision of this Plan is inconsistent with such requirements, such provision shall be null and void and of no effect.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and the Options, SARs, and other rights granted hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code prior to payment to such Participant of such amount, the Company may: (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder; and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code.

22.          EXECUTION

To record the adoption of the amended and restated Plan by the Board on October 24, 2007, the Corporation has caused an authorized officer to affix the Corporate name hereto.

EVOLUTION PETROLEUM CORPORATION

By:	/s/ Robert S. Herlin
Robert S. Herlin, CEO and President

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EVOLUTION PETROLEUM CORPORATION,
 a Nevada Corporation
ANNUAL MEETING OF STOCKHOLDERS

December 4, 2007

The undersigned hereby appoints Robert S. Herlin and Sterling H. McDonald, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Evolution Petroleum Corporation, held of record by the undersigned on October 15, 2007 at the Annual Meeting of Stockholders to be held at the Company’s offices at 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042 on Tuesday, December 4, 2007, at 10 a.m. (local time), or any adjournments or postponement thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued,and to be marked,dated and signed,on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY	Please mark your votes like this	☒

This Proxy,when properly executed,will be voted in the manner directed herein by the undersigned stockholder.If no direction is made,this Proxy will be voted for Proposals 1,2 and 3.I understand that I may revoke this Proxy only by written instructions to that effect,signed and dated by me,which must be actually received by the Company prior to the commencement of the Annual Meeting.

WITHHOLD
		FOR	AUTHORITY
1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.		☐	☐

Nominees: Robert S. Herlin, Laird Q. Cagan, Gene Stoever, E. J. DiPaolo and William Dozier

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the Amended and Restated 2004 Stock Plan	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. Proposal to ratify appointment of Hein & Associates, LLP, as independent auditors.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature if Held Jointly	Dated:

Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, and date and return the Proxy promptly using the enclosed envelope.